UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 10, 2004

QUOVADX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

Item 5. Other Events.

On August 10, 2004, Quovadx, Inc., a Delaware corporation (the “Registrant”), issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that in a letter received August 9, 2004 from The Nasdaq Stock Market, Quovadx had been granted an exception to the listing standards until August 16, 2004, the text of which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Exhibit
99.1	Press release of the Registrant, dated August 10, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.
Date: August 10, 2004
/s/ Linda K. Wackwitz
Linda K. Wackwitz
Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press release of the Registrant, dated August 10, 2004